UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TrustCo Bank Corp NY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following Material was made available to shareholders on April 29, 2016.

Subsidiary: Trustco Bank

April 29, 2016

Dear Shareholder:

We recently mailed you proxy material in connection with our upcoming Annual Meeting of Shareholders to be held on May 19, 2016. According to our records, we have not received your proxy.

It is very important that your shares be voted, regardless of the number of shares you own.

Please take a moment to VOTE your shares by returning your proxy in the envelope provided. You can also vote by telephone or the internet by following the enclosed instructions.

Our Board of Directors unanimously recommends a “FOR” vote on all proposals.

Please disregard this letter if you already voted your shares. Thank you for your cooperation and support.

Sincerely,
Robert M. Leonard
Secretary

5 Sarnowski Drive • Glenville, N.Y. 12302

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2016. TRUSTCO BANK CORP NY Meeting Information Meeting Type: Annual Meeting For holders as of: March 21, 2016 Date: May 19, 2016 Time: 4:00 PM EDT Location: Mallozzi's Restaurant and Banquet House 1930 Curry Road Rotterdam, NY 12303 You are receiving this communication because you hold shares in the company named above. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online atwww.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TRUSTCO BANK CORP NY ATTN: ADAM ROSELAN 5 SARNOWSKI DRIVE GLENVILLE, NY 12302 E11020-P78240

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORTHow to View Online: Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX(located on the following page)and visit: www.proxyvote.com, or scan the QR Barcode below.How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting MethodsSCAN TO VIEW MATERIALS & VOTE Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. E11021-P78240

Voting Items For All  Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Dennis A. De Gennaro 02) Brian C. Flynn The Board of Directors recommends you vote FOR proposals 2 and 3.For Against Abstain 2. Approval of a Nonbinding Advisory Resolution on the Compensation of TrustCo's Named Executive Officers. 3. Ratification of the appointment of Crowe Horwath LLP as Independent Auditors for 2016. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E11022-P78240

Change of Address/Comments Please print new address or comments in the box below. REVOCABLE PROXY TRUSTCO BANK CORP NY Annual Meeting of Shareholders May 19, 2016 4:00 PM This proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Paul Heiner and William F. Terry, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all of the shares of Common stock ofTRUSTCO BANK CORP NY that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 4:00 PM, EDT onMay 19, 2016, at the Mallozzi's Restaurant and Banquet House, 1930 Curry Road, Rotterdam, NY 12303, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The undersigned acknowledges receipt from TrustCo Bank Corp NY prior to the execution of this proxy of a Notice of the Annual Meeting,the proxy statement, and the Annual Report. Authorized Signatures - This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date) E11023-P78240